SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2011

PROVIDENT NEW YORK BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35385	80-0091851
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Rella Boulevard, Montebello, New York		10901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 16, 2012, Provident New York Bancorp (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) at which stockholders approved the Provident New York Bancorp 2012 Stock Incentive Plan (the “2012 Plan”). A description of the material terms of the 2012 Plan is set forth under the heading “Proposal III—Approval of the Provident New York Bancorp 2012 Stock Incentive Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on January 6, 2012 (the “Proxy Statement”), which description is hereby incorporated into this Item 5.02(e) by reference. The full text of the 2012 Plan is filed as Appendix A to the Proxy Statement, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 16, 2012, at the Company’s Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Proxy Statement. The voting results are presented below.

1. Election of Navy E. Djonovic, Thomas F. Jauntig, Jr., Thomas G. Kahn and Carl J. Rosenstock as directors of the Company for a three-year term.

Nominee	For	Withheld	Broker Non-Votes
Navy E. Djonovic	24,273,958	378,032	6,129,782
Thomas F. Jauntig, Jr.	24,264,062	387,928	6,129,782
Thomas G. Kahn	24,350,512	301,478	6,129,782
Carl J. Rosenstock	24,175,683	476,307	6,129,782

2. Approval, by non-binding vote, on the compensation of the Named Executive Officers (Say-on-Pay).

For	Against	Abstain	Broker Non-Votes
23,376,802	1,196,404	81,783	6,126,783

3. Approval of the 2012 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
23,451,724	1,171,600	31,665	6,126,783

4. Ratification of the appointment of Crowe Horwath LLP as the independent registered accountant for the fiscal year ending September 30, 2012.

For	Against	Abstain	Broker Non-Votes
30,278,422	470,330	33,020	—

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1 Provident New York Bancorp 2012 Stock Incentive Plan (incorporated by reference to Appendix A of the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders, filed on January 6, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

Date:	February 21, 2012	BY:	s/ Stephen Masterson
Stephen Masterson
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Provident New York Bancorp 2012 Stock Incentive Plan (incorporated by reference to Appendix A of the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders, filed on January 6, 2012)